SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

April 12, 2004

Date of Report (Date of earliest event reported)

Proxim Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-30993	52-2198231

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

935 Stewart Drive
Sunnyvale, California 94085

(Address of Principal Executive Offices) (Zip Code)

(408) 731-2700

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.

     On April 12, 2004, Proxim Corporation issued a press release announcing certain changes to its management. The full text of the press release is filed herewith as Exhibit 99.1 and is hereby incorporated by reference to this Item 5.

Item 7. Financial Statements and Exhibits.

(c)	Exhibits

99.1	Press release, dated April 12, 2004, announcing certain changes to the management of Proxim Corporation.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

PROXIM CORPORATION (Registrant)

Dated: April 14, 2004	By:	/s/ Franco Plastina

Franco Plastina President and Chief Executive Officer

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EXHIBIT INDEX

Exhibit
Number
99.1	Press release, dated April 12, 2004, announcing certain changes to the management of Proxim Corporation.